Exhibit 99.2

CommonWealth REIT

Third Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

TABLE OF CONTENTS

Page/Exhibit

CORPORATE INFORMATION

Company Profile	5
Investor Information	6
Research Coverage	7

FINANCIAL INFORMATION

Key Financial Data	9
Consolidated Balance Sheets	10
Consolidated Statements of Income	11
Consolidated Statements of Cash Flows	12
Summary of Equity Investments	13
Debt Summary	14
Debt Maturity Schedule	15
Leverage Ratios, Coverage Ratios and Public Debt Covenants	16
Tenant Improvements, Leasing Costs and Capital Improvements	17
2010 Acquisitions and Dispositions Information	18

PORTFOLIO AND LEASING INFORMATION

Summary Results of Operations by Property Type	20
Summary Results of Operations by Major Market	21
Same Property Results of Operations by Property Type	22
Same Property Results of Operations by Major Market	23
Portfolio Summary by Property Type and Major Market	24
Leasing Summary	25
Occupancy and Leasing Analysis by Property Type and Major Market	26
Tenants Representing 1% or More of Total Rent	27
Three Year Lease Expiration Schedule by Property Type	28
Three Year Lease Expiration Schedule by Major Market	29
Portfolio Lease Expiration Schedule	30

EXHIBITS

Calculation and Reconciliation of Property Net Operating Income (NOI)	A
Calculation of EBITDA	B
Calculation of Funds from Operations (FFO)	C
Calculation of Cash Available for Distribution (CAD)	D
Calculation of Diluted Net Income, FFO and Weighted Average Common Shares Outstanding	E

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•	THE CREDIT QUALITY OF OUR TENANTS,

•	THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•	OUR ACQUISITIONS AND SALES OF PROPERTIES,

•	OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•	OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•	OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS,

•	OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•	THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

•	OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•	OUR ABILITY TO RAISE EQUITY OR DEBT, AND

•	OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•	THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS,

•	COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•	ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND OUR MANAGER, REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND ITS RELATED ENTITIES AND CLIENTS,

•	COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS, AND

•	LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•	IF THE AVAILIBILITY OF DEBT CAPITAL BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•

THE CURRENT HIGH UNEMPLOYMENT RATE IN THE U.S. MAY CONTINUE FOR A LONG TIME OR BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE REMAINS AT CURRENT LEVELS OR BECOMES FURTHER DEPRESSED, OCCUPANCY AND OPERATING RESULTS OF OUR PROPERTIES MAY DECLINE,

•	SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

•

OUR AGREEMENTS TO ACQUIRE AND SELL PROPERTIES ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS, AND THESE TERMS AND CONDITIONS MAY NOT BE MET. AS A RESULT, SOME OR ALL OF THESE TRANSACTIONS MAY NOT OCCUR OR MAY BE DELAYED,

•

OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS. WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•

OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, AND

•

THE DISTRIBUTIONS WE RECEIVE FROM OUR SHARES IN GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, MAY DECLINE, OR WE MAY BE UNABLE TO SELL OUR GOV SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR THE MARKET DEMAND FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWHERE IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, OR OUR ANNUAL REPORT, AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. ALSO, OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “RISK FACTORS” IN OUR ANNUAL REPORT AND OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

COMPANY PROFILE

The Company:

CommonWealth REIT, or CWH, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of September 30, 2010, we also owned 31.5 million square feet of industrial and other space, including 17.9 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  In October, we acquired 1.4 million square feet of industrial properties in Australia.  In the future, we may expand our investments in that country.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

CWH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of September 30, 2010, RMR managed one of the largest portfolios of publicly owned real estate in North America, including 1,380 properties, located in 46 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has over 620 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing CWH, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that owns buildings majority leased to government tenants located throughout the U.S.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $17.6 billion as of September 30, 2010.  We believe that being managed by RMR is a competitive advantage for CWH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to CWH at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA 02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

NYSE Trading Symbols:

Common Stock — CWH

Preferred Stock Series C — CWH-PC

Preferred Stock Series D — CWH-PD

7.50% Senior Notes due 2019 — CWHN

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 9/30/10) (1):

Total properties	519
Total sq. ft. (000s)	66,506
Percent leased	86.4%

Portfolio Concentration by Property Type (1)(2):

	9/30/10	Q3 2010
	Sq. Ft.	NOI
Suburban Office	33.3%	42.7%
CBD Office	19.3%	34.6%
Industrial & Other	47.4%	22.7%
Total	100.0%	100.0%

Portfolio Concentration by Major Market (1)(2):

	9/30/10	Q3 2010
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.0%	12.3%
Oahu, HI	27.0%	10.9%
Metro Denver, CO	3.0%	5.9%
Metro Washington, DC	2.2%	5.7%
Metro Boston, MA	3.6%	4.9%
Other markets	56.2%	60.3%
Total	100.0%	100.0%

(1)          Excludes properties classified in discontinued operations.

(2)          We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see Exhibit A for the calculation of NOI and a reconciliation of NOI to Net Income.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
CommonWealth REIT	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@cwhreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@cwhreit.com	Timothy A. Bonang, Vice President of Investor Relations, at
(website) www.cwhreit.com	(617) 796-8222 or tbonang@cwhreit.com, or
Carlynn Finn, Manager of Investor Relations, at
(617) 796-8222 or cfinn@cwhreit.com.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

RESEARCH COVERAGE

Equity Research Coverage

Citigroup	RBC Capital Markets
Michael Bilerman	David Rodgers
(212) 816-1383	(440) 715-2647

Bank of America / Merrill Lynch	Raymond James
James Feldman	Paul Puryear
(212) 449-6339	(727) 573-3800

Morgan Keegan	Stifel Nicolaus
Steve Swett	John Guinee
(212) 508-7585	(443) 224-1307

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	Thomas Truxillo
(212) 723-1112	(980) 386-5212

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Susan Madison
(212) 553-1098	(212) 438-4516

CWH is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding CWH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of CWH or its management.  CWH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Shares Outstanding:
Common shares outstanding (at end of period)	72,139	64,596	64,590	55,965	55,965
Common shares outstanding (at end of period) – diluted (2)	79,437	71,894	71,888	63,263	63,263
Preferred shares outstanding (at end of period) (2)	28,180	28,180	28,180	28,180	28,180
Weighted average common shares and units outstanding – basic	65,173	64,595	56,732	55,965	55,933
Weighted average common shares and units outstanding – diluted (2)	72,471	71,893	64,030	63,263	63,231

Common Share Data:
Price at end of period	$25.60	$24.84	$31.12	$25.88	$30.08
High during period	$28.00	$33.00	$32.56	$30.20	$32.52
Low during period	$22.89	$24.60	$25.24	$24.16	$15.80
Annualized dividends paid per share (3)	$2.00	$1.92	$1.92	$1.92	$1.92
Annualized dividend yield (at end of period) (3)	7.8%	7.7%	6.2%	7.4%	6.4%
Annualized funds from operations (FFO) multiple	6.9x	6.7x	7.5x	5.9x	7.1x
Annualized cash available for distribution (CAD) multiple	8.7x	8.3x	9.0x	9.7x	10.6x

Selected Balance Sheet Data:
Total assets	$6,373,775	$6,205,018	$6,234,751	$6,121,321	$6,007,527
Total liabilities	$3,059,930	$3,096,495	$3,084,814	$3,232,255	$3,044,362
Gross book value of real estate assets (4)	$6,732,706	$6,756,344	$6,624,862	$6,625,390	$6,463,324
Equity investments (book value)	$173,721	$166,626	$173,619	$158,822	$161,045
Total debt / gross book value of real estate assets, plus equity investments (4)	40.9%	41.6%	42.4%	44.1%	42.5%

Book Capitalization:
Total debt	$2,826,691	$2,879,274	$2,880,928	$2,992,650	$2,816,201
Plus: total stockholders’ equity	3,313,845	3,108,523	3,149,937	2,889,066	2,963,165
Total book capitalization	$6,140,536	$5,987,797	$6,030,865	$5,881,716	$5,779,366
Total debt / total book capitalization	46.0%	48.1%	47.8%	50.9%	48.7%

Market Capitalization:
Total debt (book value)	$2,826,691	$2,879,274	$2,880,928	$2,992,650	$2,816,201
Plus: market value of preferred shares (at end of period)	662,950	595,043	625,863	563,722	567,990
Plus: market value of common shares (at end of period)	1,846,750	1,604,565	2,010,041	1,448,374	1,683,427
Total market capitalization	$5,336,391	$5,078,882	$5,516,832	$5,004,746	$5,067,618
Total debt / total market capitalization	53.0%	56.7%	52.2%	59.8%	55.6%

Selected Income Statement Data (5):
Rental income	$218,035	$213,966	$213,626	$213,339	$206,587
Property net operating income (NOI) (6)	$124,313	$124,819	$124,052	$124,073	$118,283
EBITDA (7)	$116,414	$118,276	$119,285	$117,447	$114,560
NOI margin (8)	57.0%	58.3%	58.1%	58.2%	57.3%
Net income (loss)	$65,810	$9,998	$37,297	$(10,253)	$72,199
Preferred distributions	$(12,667)	$(12,667)	$(12,667)	$(12,667)	$(12,667)
Net income (loss) available for common shareholders	$53,143	$(2,669)	$24,630	$(22,920)	$59,532
FFO (9)	$73,409	$72,870	$72,625	$75,298	$73,455
FFO available for common shareholders (9)	$60,742	$60,203	$59,958	$62,631	$60,788
CAD (10)	$47,902	$48,373	$49,151	$37,437	$39,790
Common distributions paid	$32,298	$31,007	$26,863	$26,863	$26,845

Per Share Data (2):
Net income (loss) available for common shareholders – basic and diluted	$0.82	$(0.04)	$0.43	$(0.41)	$1.06
FFO available for common shareholders – basic (9)	$0.93	$0.93	$1.06	$1.12	$1.09
FFO available for common shareholders – diluted (2) (9)	$0.92	$0.92	$1.03	$1.09	$1.06
CAD (10)	$0.73	$0.75	$0.87	$0.67	$0.71
Common distributions paid (3)	$0.50	$0.48	$0.48	$0.48	$0.48
FFO payout ratio (3)	53.2%	51.5%	44.8%	42.9%	44.2%
CAD payout ratio	67.4%	64.1%	54.7%	71.8%	67.5%

Coverage Ratios:
EBITDA (7) / interest expense	2.6x	2.6x	2.6x	2.7x	2.7x
EBITDA (7) / interest expense and preferred distributions	2.0x	2.0x	2.0x	2.1x	2.1x

(1)          Amounts have been adjusted, where applicable, for a 1 for 4 reverse stock split that was effective on 7/1/10.

(2)          As of 9/30/2010, we had 15,180 preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(3)          The amounts stated are based on the amounts paid during the periods.

(4)          Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.

(5)          Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009 and one property reclassified from continuing operations during the third quarter of 2010.

(6)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(7)          See Exhibit B for calculation of EBITDA.

(8)          NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(9)          See Exhibit C for calculation of FFO and FFO available for common shareholders.

(10)    See Exhibit D for calculation of CAD.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of September 30,	As of December 31,
	2010	2009
ASSETS
Real estate properties:
Land	$1,238,611	$1,237,808
Buildings and improvements	5,150,677	5,085,873
	6,389,288	6,323,681
Accumulated depreciation	(911,211)	(884,421)
	5,478,077	5,439,260
Properties held for sale	8,297	8,263
Acquired real estate leases, net	179,357	166,453
Equity investments	173,721	158,822
Cash and cash equivalents	174,723	18,204
Restricted cash	7,075	11,662
Rents receivable, net of allowance for doubtful accounts of $12,415 and $10,945, respectively	198,899	194,358
Other assets, net	153,626	124,299
Total assets	$6,373,775	$6,121,321

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$110,000
Senior unsecured debt, net	2,474,116	2,258,466
Mortgage notes payable, net	352,575	624,184
Other liabilities related to properties held for sale	11	14
Accounts payable and accrued expenses	108,792	103,608
Acquired real estate lease obligations, net	43,513	47,348
Distributions payable	—	26,863
Rent collected in advance	32,418	30,366
Security deposits	22,903	23,097
Due to affiliates	25,602	8,309
Total liabilities	3,059,930	3,232,255

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 72,138,686 and 55,965,061 shares issued and outstanding, respectively	721	560
Additional paid in capital	3,354,771	2,925,845
Cumulative net income	2,350,033	2,236,928
Cumulative common distributions	(2,639,887)	(2,576,582)
Cumulative preferred distributions	(420,597)	(382,596)
Cumulative other comprehensive (loss) income	(13,560)	2,547
Total shareholders’ equity	3,313,845	2,889,066
Total liabilities and shareholders’ equity	$6,373,775	$6,121,321

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Rental income (1)	$218,035	$206,032	$644,725	$634,577

Expenses:
Operating expenses	93,722	87,881	271,664	265,486
Depreciation and amortization	48,520	48,042	147,869	145,787
General and administrative	10,658	9,607	30,888	28,844
Acquisition related costs	1,559	1,539	2,972	2,287
Total expenses	154,459	147,069	453,393	442,404

Operating income	63,576	58,963	191,332	192,173

Interest and other income	572	331	2,137	839
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,839, $1,574, $5,644 and $5,102, respectively)	(44,743)	(41,786)	(137,506)	(129,912)
Loss on asset impairment	—	—	(21,491)	—
(Loss) gain on early extinguishment of debt	(1,044)	—	(1,044)	20,686
Equity in earnings of equity investments	1,999	2,957	6,643	3,818
Gain on issuance of shares by equity investee	18,390	—	34,808	—
Gain on sale of properties	22,832	—	34,336	—
Income from continuing operations before income tax expense	61,582	20,465	109,215	87,604
Income tax benefit (expense)	34	(176)	(329)	(518)
Income from continuing operations	61,616	20,289	108,886	87,086
Discontinued operations:
(Loss) income from discontinued operations (1)	(374)	1,804	(349)	8,684
Gain on sale of properties	4,568	50,106	4,568	79,157
Net income	65,810	72,199	113,105	174,927
Preferred distributions	(12,667)	(12,667)	(38,001)	(38,001)
Net income available for common shareholders	$53,143	$59,532	$75,104	$136,926

Weighted average common shares outstanding – basic	65,173	55,932	62,198	56,085

Weighted average common shares outstanding – diluted (2)	72,471	63,230	69,496	63,383

Earnings per common share:
Income from continuing operations available for common shareholders – basic and diluted (2)	$0.75	$0.14	$1.14	$0.88
Income from discontinued operations – basic and diluted (2)	$0.06	$0.93	$0.07	$1.57
Net income available for common shareholders – basic and diluted (2)	$0.82	$1.06	$1.21	$2.44

Additional Data:
General and administrative expenses / rental income	4.89%	4.66%	4.79%	4.55%
General and administrative expenses / total assets (at end of period)	0.17%	0.16%	0.48%	0.48%

Continuing Operations:
Non cash straight line rent adjustments (1)	$3,461	$5,548	$8,069	$6,586
Lease value amortization (1)	$(1,923)	$(3,317)	$(5,211)	$(8,078)
Lease termination fees included in rental income	$554	$559	$1,839	$1,065
Capitalized interest expense	$—	$—	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (1)	$(1)	$40	$(6)	$338
Lease value amortization (1)	$—	$—	$—	$—

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)   As of 9/30/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted net income and weighted average common shares outstanding.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Nine Months Ended
	9/30/2010	9/30/2009
Cash flows from operating activities:
Net income	$113,105	$174,927
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	117,575	116,412
Amortization of debt discounts, premiums and deferred financing fees	5,644	5,102
Amortization of acquired real estate leases	23,420	26,584
Other amortization	12,216	11,241
Loss on asset impairment	21,491	—
Loss (gain) on early extinguishment of debt	1,044	(20,686)
Equity in earnings of equity investments	(6,643)	(3,818)
Gain on issuance of shares by equity investee	(34,808)	—
Distributions of earnings from equity investments	6,660	—
Gain on sale of properties	(38,904)	(79,157)
Change in assets and liabilities:
Decrease (increase) in restricted cash	5,808	(801)
Increase in rents receivable and other assets	(36,581)	(20,525)
(Decrease) increase in accounts payable and accrued expenses	(10,951)	169
Increase in rent collected in advance	2,049	2,031
(Decrease) increase in security deposits	(59)	3,469
Increase in due to affiliates	17,293	18,644
Cash provided by operating activities	198,359	233,592

Cash flows from investing activities:
Real estate acquisitions and improvements	(406,983)	(470,564)
Proceeds from investment in marketable pass through certificates	8,000	—
Investment in marketable pass through certificates	—	(6,760)
Proceeds from sale of properties, net	230,911	212,057
Distributions in excess of earnings from equity investments	5,379	—
Investment in Affiliates Insurance Company	(75)	(5,109)
Increase in restricted cash	(1,221)	—
Cash used in investing activities	(163,989)	(270,376)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	430,778	—
Repurchase and retirement of common shares	—	(14,486)
Repurchase and retirement of outstanding debt securities	—	(88,251)
Proceeds from borrowings	1,148,632	605,000
Payments on borrowings	(1,317,027)	(321,728)
Deferred financing fees	(9,565)	(7,026)
Distributions to common shareholders	(90,168)	(81,015)
Distributions to preferred shareholders	(38,001)	(38,001)
Purchase of noncontrolling equity interest	(2,500)	—
Cash provided by financing activities	122,149	54,493

Increase in cash and cash equivalents	156,519	17,709
Cash and cash equivalents at beginning of period	18,204	15,518
Cash and cash equivalents at end of period	$174,723	$33,227

Supplemental cash flow information:
Interest paid	$142,311	$136,728

Non-cash investing activities:
Real estate acquisitions	$—	$(9)
Investment in real estate mortgage receivable	(8,288)	—
Net assets transferred to Government Properties Income Trust	—	395,317

Non-cash financing activities:
Issuance of common shares	$896	$628
Secured credit facility and related deferred financing fees transferred to Government Properties Income Trust	—	(243,199)

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Common shares owned by CWH:
Government Properties Income Trust (1)	9,950,000	9,950,000	9,950,000	9,950,000	9,950,000
Affiliates Insurance Company	20,000	20,000	20,000	20,000	20,000

Percent owned by CWH:
Government Properties Income Trust (1)	24.6%	31.8%	31.8%	46.3%	46.3%
Affiliates Insurance Company	14.3%	14.3%	14.3%	14.3%	16.7%

Percent of CWH’s total assets (book value):
Government Properties Income Trust (1)	2.6%	2.6%	2.7%	2.5%	2.6%
Affiliates Insurance Company	0.1%	0.1%	0.1%	0.1%	0.1%
Total	2.7%	2.7%	2.8%	2.6%	2.7%

Carrying book value on CWH’s balance sheet:
Government Properties Income Trust (1)	$168,663	$161,634	$168,627	$153,822	$156,068
Affiliates Insurance Company	5,058	4,992	4,992	5,000	4,977
Total	$173,721	$166,626	$173,619	$158,822	$161,045

Market value of shares owned by CWH:
Government Properties Income Trust (1)	$265,665	$253,924	$258,800	$228,651	$238,900
Affiliates Insurance Company	N/A	N/A	N/A	N/A	N/A
Total	$265,665	$253,924	$258,800	$228,651	$238,900

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Equity in earnings (loss) of equity investments:
Government Properties Income Trust (1)	$1,964	$2,980	$6,660	$3,950
Affiliates Insurance Company	35	(23)	(17)	(132)
	$1,999	$2,957	$6,643	$3,818

EBITDA from equity investments:
Government Properties Income Trust (1)	$4,043	$5,320	$12,872	$6,787
Affiliates Insurance Company	35	(23)	(17)	(132)
	$4,078	$5,297	$12,855	$6,655

FFO from equity investments:
Government Properties Income Trust (1)	$4,188	$4,638	$12,664	$5,917
Affiliates Insurance Company	35	(23)	(17)	(132)
	$4,223	$4,615	$12,647	$5,785

Cash distributions from equity investments:
Government Properties Income Trust (1)	$4,079	$—	$12,039	$—
Affiliates Insurance Company	—	—	—	—
	$4,079	$—	$12,039	$—

(1)

In January 2010, Government Properties Income Trust, or GOV, issued 9,775,000 common shares in a public offering for $21.50 per common share, raising net proceeds of approximately $199,300. As a result of this transaction, our ownership percentage in GOV was reduced from 46.3% prior to this transaction to 31.8% after this transaction, and we recognized a gain of $16,418. In August 2010, GOV issued 9,200,000 common shares in a public offering for $25.00 per common share, raising net proceeds of approximately $219,900. As a result of this transaction, our ownership percentage in GOV was reduced from 31.8% prior to this transaction to 24.6% after this transaction, and we recognized a gain of $18,390.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt One property in Milwaukee, WI	7.435%	7.000%	$29,555		6/1/2011	$29,188	0.7
Secured debt One property in Bannockburn, IL	8.050%	5.240%	23,589		6/1/2012	22,719	1.7
Secured debt Two properties in Rochester, NY	6.000%	6.000%	4,834		10/11/2012	4,507	2.0
Secured debt One property in Macon, GA	4.950%	6.280%	13,010		5/11/2014	11,930	3.6
Secured debt One property in St. Cloud, MN	5.990%	5.990%	8,853		2/1/2015	7,580	4.3
Secured debt One property in Lenexa, KS	5.760%	7.000%	8,254		5/1/2016	6,116	5.6
Secured debt One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	5.6
Secured debt One property in Birmingham, AL	7.360%	5.610%	12,300		8/1/2016	9,333	5.8
Secured debt One property in Philadelphia, PA (2)	2.885%	5.660%	175,000		12/2/2019	160,710	9.2
Secured debt One property in North Haven, CT	6.750%	5.240%	4,371		3/1/2022	—	11.4
Secured debt One property in Morgan Hill, CA	6.140%	8.000%	14,556		1/5/2023	—	12.3
Secured debt One property in East Windsor, CT	5.710%	5.240%	8,452		3/1/2026	—	15.4
Secured debt Two properties in Morgan Hill, CA	6.060%	8.000%	13,505		11/10/2027	—	17.1
Total / weighted average secured fixed rate debt	4.747%	6.248%	$357,879			$291,077	7.6

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 200 bps) (3)	2.260%	2.260%	$—		8/8/2013	$—	2.9
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (4)	0.892%	0.892%	168,219		3/16/2011	168,219	0.5
Total / weighted average unsecured floating rate debt	0.892%	0.892%	$168,219			$168,219	0.5

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.625%	8.770%	$20,000		10/1/2010	$20,000	0.0
Senior notes due 2012	6.950%	7.179%	150,680		4/1/2012	150,680	1.5
Senior notes due 2013	6.500%	6.693%	190,980		1/15/2013	190,980	2.3
Senior notes due 2014	5.750%	5.828%	244,655		2/15/2014	244,655	3.4
Senior notes due 2015	6.400%	6.601%	186,000		2/15/2015	186,000	4.4
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	5.1
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	5.9
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	6.7
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	7.3
Senior notes due 2019	7.500%	7.863%	125,000		11/15/2019	125,000	9.1
Senior notes due 2020	5.875%	6.166%	250,000		9/15/2020	250,000	10.0
Total / weighted average unsecured fixed rate debt	6.312%	6.478%	$2,317,315			$2,317,315	5.6

Total / weighted average unsecured debt	5.945%	6.100%	$2,485,534			$2,485,534	5.3

Summary Debt:
Total / weighted average secured fixed rate debt	4.747%	6.248%	$357,879			$291,077	7.6
Total / weighted average unsecured floating rate debt	0.892%	0.892%	168,219			168,219	0.5
Total / weighted average unsecured fixed rate debt	6.312%	6.478%	2,317,315			2,317,315	5.6
Total / weighted average debt	5.794%	6.118%	$2,843,413	(5)		$2,776,611	5.6

(1)	Includes the effect of interest rate protection and mark to market accounting for certain mortgages, and discounts on unsecured notes. Excludes effects of offering and transaction costs.
(2)

Interest is payable at a spread over LIBOR but has been fixed through December 1, 2016 under a cash flow hedge which sets the rate at approximately 5.66%. No principal repayment is required for the first three years, after which the loan will be amortized on a 30 year direct reduction basis until maturity. Coupon represents floating interest rate at 9/30/2010.

(3)	Represents amounts outstanding on CWH’s $750 million revolving credit facility at 9/30/2010. Interest rate at 9/30/2010.
(4)	The notes became prepayable, at par, on September 16, 2006. Interest rate at 9/30/2010.
(5)	Total debt as of 9/30/2010, net of unamortized premiums and discounts, was $2,826,691.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured		Weighted
	Fixed Rate	Floating	Fixed		Average
Year	Debt	Rate Debt	Rate Debt	Total (1)	Interest Rate
2010	$1,113	$—	$20,000	$21,113	8.5%
2011	33,590	168,219	—	201,809	2.0%
2012	31,492	—	150,680	182,172	7.0%
2013	5,779	—	190,980	196,759	6.5%
2014	17,876	—	244,655	262,531	5.7%
2015	13,543	—	436,000	449,543	6.0%
2016	59,768	—	400,000	459,768	6.2%
2017	4,939	—	250,000	254,939	6.2%
2018	5,283	—	250,000	255,283	6.6%
2019 and thereafter	184,496	—	375,000	559,496	6.2%
Total	$357,879	$168,219	$2,317,315	$2,843,413	6.0%

Percent	12.6%	5.9%	81.5%	100.0%

(1)	Total debt as of 9/30/2010, net of unamortized premiums and discounts, was $2,826,691.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Leverage Ratios:

Total debt / total assets	44.3%	46.4%	46.2%	48.9%	46.9%
Total debt / gross book value of real estate assets (1)	42.0%	42.6%	43.5%	45.2%	43.6%
Total debt / gross book value of real estate assets, plus equity investments (1)	40.9%	41.6%	42.4%	44.1%	42.5%
Total debt / total market capitalization	53.0%	56.7%	52.2%	59.8%	55.6%
Total debt / total book capitalization	46.0%	48.1%	47.8%	50.9%	48.7%
Secured debt / total assets	5.5%	10.0%	10.0%	10.2%	7.4%
Variable rate debt / total debt	6.0%	5.8%	5.8%	9.3%	14.5%
Variable rate debt / total assets	2.6%	2.7%	2.7%	4.5%	6.8%

Coverage Ratios:

EBITDA / interest expense	2.6x	2.6x	2.6x	2.7x	2.7x
EBITDA / interest expense + preferred distributions	2.0x	2.0x	2.0x	2.1x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	39.1%	40.5%	40.7%	43.1%	41.6%
Secured debt / adjusted total assets (maximum 40%)	4.9%	8.7%	8.8%	9.0%	6.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7x	2.6x	2.6x	2.6x	2.8x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	265.8%	259.6%	258.7%	240.9%	246.5%

(1)	Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.
(2)

Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Tenant improvements (TI)	$9,803	$7,950	$7,212	$11,614	$8,727
Leasing costs (LC)	580	3,909	4,364	4,818	5,884
Total TI and LC	10,383	11,859	11,576	16,432	14,611

Building improvements (1)	2,918	943	760	6,289	1,563
Development, redevelopment and other activities (2)	5,942	7,392	679	5,431	3,305
Total capital improvements, including TI and LC	$19,243	$20,194	$13,015	$28,152	$19,479

Sq. ft. beginning of period (3)	67,576	66,925	66,917	66,159	65,772
Sq. ft. end of period (3)	66,585	67,576	66,925	66,917	66,159
Average sq. ft. during period (3)	67,081	67,251	66,921	66,538	65,966

Building improvements per average sq. ft. during period	$0.04	$0.01	$0.01	$0.09	$0.02

(1)	Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.
(3)	Square feet includes properties held for sale at the end of each period.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

2010 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
		Suburban Office/				Purchase		Remaining
Date		CBD Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial & Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Apr-10	Denver, CO	Suburban Office	1	248	$75,000	$302.42	10.5%	18.0	100.0%	RE/MAX Realty
Apr-10	Colorado Springs, CO	Suburban Office	1	77	10,800	140.26	11.6%	4.7	100.0%	EMC Corporation
Jun-10	Ann Arbor, MI	Suburban Office	2	410	65,200	159.02	9.4%	7.6	88.0%	Thompson Reuters
Jun-10	Carson, CA	Suburban Office	2	212	27,925	131.72	9.6%	6.2	100.0%	Northrop Grumman
Jul-10	Stafford, VA	Suburban Office	2	118	18,750	158.90	10.9%	2.8	90.4%	Ocean Systems Engineering Corporation
Aug-10	Milwaukee, WI	CBD Office	1	432	80,200	185.65	8.7%	4.3	93.0%	Michael Best & Friedrich, LLP
Aug-10	Monterey, CA	Industrial & Other	7	NM	28,000	NM	10.1%	16.0	100.0%	The Wine Group
Sep-10	Greensboro, NC	CBD Office	1	324	44,650	137.81	9.4%	5.0	85.5%	Wells Fargo Bank
Oct-10	Various locations in Australia	Industrial & Other	10	1,435	83,200	57.98	11.4%	4.7	90.0%	Simon Transport Propriety Limited
Oct-10	Carson, CA	Suburban Office	3	190	22,650	119.21	9.6%	6.0	100.0%	Northrop Grumman
Oct-10	Chicago, IL	Suburban Office	2	631	96,250	152.54	8.6%	7.3	90.1%	Wilson Sporting Goods

	Total / Weighted Average		32	4,077	$552,625	$135.55	9.7%	8.0	91.6%

Dispositions:

									Sale Price
								Original	Multiple
		Suburban Office/				Original	Sale	Purchase	of Original	Book
Date		CBD Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain (Loss)
Sold	Location	Industrial & Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale (5)

Jun-10	Safford, AZ	Suburban Office	1	38	$12,559	$3,287	$330.50	$86.50	3.8x	$4,543
Jun-10	Kansas City, KS	CBD Office	1	171	13,112	5,400	76.68	31.58	2.4x	3,984
Jun-10	Stoneham, MA	Suburban Office	1	98	14,709	9,195	150.09	93.83	1.6x	2,977
Jul-10	Tucson, AZ	Suburban Office	1	34	2,884	3,954	84.82	116.29	0.7x	(239)
Jul-10	San Diego, CA	Suburban Office	1	142	16,482	17,659	116.07	124.36	0.9x	(1,676)
Jul-10	Savannah, GA	Suburban Office	1	36	3,348	2,808	93.00	78.00	1.2x	518
Jul-10	Minneapolis, MN	CBD Office	1	200	23,231	18,817	116.16	94.09	1.2x	3,923
Jul-10	Albuquerque, NM	Suburban Office	1	29	2,394	2,552	82.55	88.00	0.9x	225
Aug-10	Washington, DC	CBD Office	1	154	51,503	36,109	334.44	234.47	1.4x	16,188
Aug-10	Boston, MA	CBD Office	1	133	23,813	15,164	179.05	114.02	1.6x	5,426
Sep-10	Oklahoma City, OK	CBD Office	1	186	8,302	24,586	44.63	132.18	0.3x	(195)
Sep-10	Riverdale, MD	Suburban Office	1	337	41,731	47,534	123.83	141.05	0.9x	(678)
Sep-10	Columbia, SC	Suburban Office	1	58	3,190	5,688	55.00	98.07	0.6x	(33)
Sep-10	Columbia, SC	Suburban Office	1	51	3,927	3,993	77.00	78.29	1.0x	37
Sep-10	Memphis, TN	CBD Office	1	205	9,815	22,000	47.88	107.32	0.4x	(664)
Sep-10	Irondequoit, NY	Suburban Office	1	310	9,750	19,000	31.45	61.29	0.5x	4,568

	Total		16	2,182	$240,750	$237,746	$110.33	$108.96	1.0x	$38,904

(1)   Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)   Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)   Average remaining lease term based on rental income as of the date acquired.

(4)   Percent leased as of the date acquired.

(5)   Excludes deferred gains related to our ownership of GOV.

PORTFOLIO AND LEASING INFORMATION

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Number of Properties:

Suburban Office	285	285	285	285
CBD Office	41	45	41	45
Industrial & Other	193	185	193	185
Total	519	515	519	515

Square Feet (2):

Suburban Office	22,161	21,497	22,161	21,497
CBD Office	12,837	13,115	12,837	13,115
Industrial & Other	31,508	31,158	31,508	31,158
Total	66,506	65,770	66,506	65,770

Percent Leased (3):

Suburban Office	80.5%	82.9%	80.5%	82.9%
CBD Office	87.5%	87.5%	87.5%	87.5%
Industrial & Other	90.1%	92.2%	90.1%	92.2%
Total	86.4%	88.2%	86.4%	88.2%

Rental Income (4):

Suburban Office	$95,196	$86,804	$276,085	$286,842
CBD Office	83,320	81,081	251,085	235,180
Industrial & Other	39,519	38,147	117,555	112,555
Total	$218,035	$206,032	$644,725	$634,577

Property Net Operating Income (NOI) (5):

Suburban Office	$53,051	$48,435	$155,491	$164,330
CBD Office	43,048	43,372	133,567	125,161
Industrial & Other	28,214	26,344	84,003	79,600
Total	$124,313	$118,151	$373,061	$369,091

NOI Margin (6):

Suburban Office	55.7%	55.8%	56.3%	57.3%
CBD Office	51.7%	53.5%	53.2%	53.2%
Industrial & Other	71.4%	69.1%	71.5%	70.7%
Total	57.0%	57.3%	57.9%	58.2%

(1)   Excludes properties classified in discontinued operations.  Prior periods have been restated to reflect one property reclassified from discontinued operations during the fourth quarter of 2009 and one property reclassified from continuing operations during the third quarter of 2010.

(2)   Prior periods exclude space remeasurements made during the current period.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)   NOI margin is defined as NOI as a percentage of rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Denver, CO	8	7	8	7
Metro Washington, DC	15	15	15	15
Metro Boston, MA	18	20	18	20
Other markets	402	397	402	397
Total	519	515	519	515

Square Feet (2):
Metro Philadelphia, PA	5,292	5,285	5,292	5,285
Oahu, HI	17,914	17,914	17,914	17,914
Metro Denver, CO	2,013	1,757	2,013	1,757
Metro Washington, DC	1,495	1,869	1,495	1,869
Metro Boston, MA	2,393	2,624	2,393	2,624
Other markets	37,399	36,321	37,399	36,321
Total	66,506	65,770	66,506	65,770

Percent Leased (3):
Metro Philadelphia, PA	84.9%	84.0%	84.9%	84.0%
Oahu, HI	95.4%	95.4%	95.4%	95.4%
Metro Denver, CO	91.3%	89.6%	91.3%	89.6%
Metro Washington, DC	83.0%	87.8%	83.0%	87.8%
Metro Boston, MA	82.5%	83.2%	82.5%	83.2%
Other markets	82.5%	85.6%	82.5%	85.6%
Total	86.4%	88.2%	86.4%	88.2%

Rental Income (4):
Metro Philadelphia, PA	$30,748	$31,486	$92,501	$92,705
Oahu, HI	18,114	18,872	54,457	54,622
Metro Denver, CO	11,140	8,552	30,947	18,552
Metro Washington, DC	11,755	11,306	37,026	45,943
Metro Boston, MA	11,884	12,714	36,368	38,555
Other markets	134,394	123,102	393,426	384,200
Total	$218,035	$206,032	$644,725	$634,577

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,303	$16,459	$46,425	$47,763
Oahu, HI	13,542	13,729	40,569	41,598
Metro Denver, CO	7,383	5,323	20,517	11,444
Metro Washington, DC	7,119	6,942	22,831	28,528
Metro Boston, MA	6,075	6,900	20,140	21,321
Other markets	74,891	68,798	222,579	218,437
Total	$124,313	$118,151	$373,061	$369,091

NOI Margin (6):
Metro Philadelphia, PA	49.8%	52.3%	50.2%	51.5%
Oahu, HI	74.8%	72.7%	74.5%	76.2%
Metro Denver, CO	66.3%	62.2%	66.3%	61.7%
Metro Washington, DC	60.6%	61.4%	61.7%	62.1%
Metro Boston, MA	51.1%	54.3%	55.4%	55.3%
Other markets	55.7%	55.9%	56.6%	56.9%
Total	57.0%	57.3%	57.9%	58.2%

(1)          Excludes properties classified in discontinued operations.  Prior periods have been restated to reflect one property reclassifed from discontinued operations during the fourth quarter of 2009 and one property reclassified from continuing operations during the third quarter of 2010.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)          NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Number of Properties:

Suburban Office	276	276	272	272
CBD Office	36	36	35	35
Industrial & Other	185	185	184	184
Total	497	497	491	491

Square Feet:

Suburban Office	20,678	20,678	20,285	20,285
CBD Office	11,317	11,317	10,645	10,645
Industrial & Other	31,170	31,170	30,525	30,525
Total	63,165	63,165	61,455	61,455

Percent Leased (3):

Suburban Office	79.5%	83.6%	79.1%	83.3%
CBD Office	86.5%	86.8%	86.0%	86.4%
Industrial & Other	90.0%	92.2%	89.8%	92.0%
Total	85.9%	88.4%	85.6%	88.2%

Rental Income (4):

Suburban Office	$81,641	$83,878	$236,644	$247,239
CBD Office	71,150	72,052	197,352	200,331
Industrial & Other	38,733	38,148	113,516	111,475
Total	$191,524	$194,078	$547,512	$559,045

Property Net Operating Income (NOI) (5):

Suburban Office	$43,091	$47,118	$126,736	$138,520
CBD Office	35,879	38,515	99,944	105,435
Industrial & Other	27,557	26,358	80,413	79,499
Total	$106,527	$111,991	$307,093	$323,454

NOI Margin (6):

Suburban Office	52.8%	56.2%	53.6%	56.0%
CBD Office	50.4%	53.5%	50.6%	52.6%
Industrial & Other	71.1%	69.1%	70.8%	71.3%
Total	55.6%	57.7%	56.1%	57.9%

(1)   Based on properties owned continuously since 7/1/2009 and excludes properties classified in discontinued operations.

(2)   Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)   NOI margin is defined as NOI as a percentage of rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

SAME PROPERTY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Denver, CO	7	7	6	6
Metro Washington, DC	11	11	11	11
Metro Boston, MA	18	18	18	18
Other markets	385	385	380	380
Total	497	497	491	491

Square Feet:
Metro Philadelphia, PA	5,292	5,292	5,292	5,292
Oahu, HI	17,914	17,914	17,914	17,914
Metro Denver, CO	1,765	1,765	1,092	1,092
Metro Washington, DC	1,136	1,136	1,136	1,136
Metro Boston, MA	2,393	2,393	2,393	2,393
Other markets	34,665	34,665	33,628	33,628
Total	63,165	63,165	61,455	61,455

Percent Leased (3):
Metro Philadelphia, PA	84.9%	84.0%	84.9%	84.0%
Oahu, HI	95.4%	95.4%	95.4%	95.4%
Metro Denver, CO	90.1%	89.6%	87.7%	87.8%
Metro Washington, DC	78.7%	80.2%	78.7%	80.2%
Metro Boston, MA	82.5%	89.8%	82.5%	89.8%
Other markets	81.5%	85.6%	80.9%	85.2%
Total	85.9%	88.4%	85.6%	88.2%

Rental Income (4):
Metro Philadelphia, PA	$30,748	$31,486	$92,501	$92,705
Oahu, HI	18,114	18,872	54,457	54,622
Metro Denver, CO	9,184	8,939	11,638	11,001
Metro Washington, DC	7,037	7,082	21,328	22,572
Metro Boston, MA	11,425	11,301	33,099	34,329
Other markets	115,016	116,398	334,489	343,816
Total	$191,524	$194,078	$547,512	$559,045

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,303	$16,459	$46,425	$47,763
Oahu, HI	13,542	13,729	40,569	41,598
Metro Denver, CO	5,477	5,697	6,486	6,547
Metro Washington, DC	4,008	4,259	12,047	14,071
Metro Boston, MA	5,882	6,404	18,458	19,672
Other markets	62,315	65,443	183,108	193,803
Total	$106,527	$111,991	$307,093	$323,454

NOI Margin (6):
Metro Philadelphia, PA	49.8%	52.3%	50.2%	51.5%
Oahu, HI	74.8%	72.7%	74.5%	76.2%
Metro Denver, CO	59.6%	63.7%	55.7%	59.5%
Metro Washington, DC	57.0%	60.1%	56.5%	62.3%
Metro Boston, MA	51.5%	56.7%	55.8%	57.3%
Other markets	54.2%	56.2%	54.7%	56.4%
Total	55.6%	57.7%	56.1%	57.9%

(1)   Based on properties owned continuously since 7/1/2009 and excludes properties classified in discontinued operations.

(2)   Based on properties owned continuously since 1/1/2009 and excludes properties classified in discontinued operations.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

(6)   NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

PORTFOLIO SUMMARY BY PROPERTY TYPE AND MAJOR MARKET (1)

(sq. ft. and dollars in thousands)

	Number of Properties As of September 30, 2010
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	14	5	—	19	3.7%
Oahu, HI	—	—	57	57	11.0%
Metro Denver, CO	6	1	1	8	1.5%
Metro Washington, DC	12	3	—	15	2.9%
Metro Boston, MA	16	2	—	18	3.4%
Other markets	237	30	135	402	77.5%
Total	285	41	193	519	100.0%
% of Total	54.9%	7.9%	37.2%	100.0%

	Total Square Feet As of September 30, 2010
	Suburban		Industrial &	% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	700	4,592	—	5,292	8.0%
Oahu, HI	—	—	17,914	17,914	27.0%
Metro Denver, CO	788	672	553	2,013	3.0%
Metro Washington, DC	1,067	428	—	1,495	2.2%
Metro Boston, MA	2,003	390	—	2,393	3.6%
Other markets	17,603	6,755	13,041	37,399	56.2%
Total	22,161	12,837	31,508	66,506	100.0%
% of Total	33.3%	19.3%	47.4%	100.0%

	NOI for the Three Months Ended September 30, 2010 (2)
	Suburban		Industrial &		% of
Major Market	Office	CBD Office	Other	Total	Total
Metro Philadelphia, PA	$1,191	$14,112	$—	$15,303	12.3%
Oahu, HI	—	—	13,542	13,542	10.9%
Metro Denver, CO	2,773	3,409	1,201	7,383	5.9%
Metro Washington, DC	4,372	2,747	—	7,119	5.7%
Metro Boston, MA	4,384	1,691	—	6,075	4.9%
Other markets	40,331	21,089	13,471	74,891	60.3%
Total	$53,051	$43,048	$28,214	$124,313	100.0%
% of Total	42.7%	34.6%	22.7%	100.0%

(1)   Excludes properties classified in discontinued operations.

(2)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see Exhibit A for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Properties	519	521	518	518	515
Total sq. ft. (2)	66,506	67,497	66,846	66,838	66,055
Percentage leased	86.4%	86.0%	86.6%	87.4%	88.0%

Leasing Activity (sq. ft.):
New leases	733	286	425	156	518
Renewals	1,287	968	1,098	789	618
Total	2,020	1,254	1,523	945	1,136

% Change in GAAP Rent (3):
New leases	14%	-4%	11%	10%	-7%
Renewals	-2%	-6%	-3%	8%	-1%
Weighted average	3%	-6%	2%	9%	-3%

Capital Commitments (4):
New leases	$19,427	$5,746	$9,463	$4,374	$3,085
Renewals	6,911	6,778	7,703	4,976	4,095
Total	$26,338	$12,524	$17,166	$9,350	$7,180

Capital Commitments per Sq. Ft. (4):
New leases	$26.50	$20.09	$22.27	$28.04	$5.96
Renewals	$5.37	$7.00	$7.02	$6.31	$6.63
Total	$13.04	$9.99	$11.27	$9.89	$6.32

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.8	6.1	7.0	6.6	5.4
Renewals	5.2	5.1	6.1	4.7	4.4
Total	5.8	5.4	6.4	5.1	4.6

Capital Commitments per Sq. Ft. per Year:
New leases	$3.90	$3.29	$3.18	$4.25	$1.10
Renewals	$1.03	$1.37	$1.15	$1.34	$1.51
Total	$2.25	$1.85	$1.76	$1.94	$1.37

(1)     Prior periods reflect amounts previously reported and excludes retroactive adjustments for one property reclassified from discontinued operations during the fourth quarter of 2009 and one property reclassified from continuing operations during the third quarter of 2010.

(2)     Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)     Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)     Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 9/30/2010
Property Type/Market	9/30/2010	New	Renewals	Total
Suburban Office	22,161	304	723	1,027
CBD Office	12,837	166	167	333
Industrial & Other	31,508	263	397	660
Total	66,506	733	1,287	2,020

Metro Philadelphia, PA	5,292	134	105	239
Oahu, HI	17,914	108	99	207
Metro Denver, CO	2,013	21	140	161
Metro Washington, DC	1,495	29	—	29
Metro Boston, MA	2,393	9	—	9
Other markets	37,399	432	943	1,375
Total	66,506	733	1,287	2,020

	Sq. Ft. Leased
	As of	6/30/2010		New and	Acquisitions /	As of	9/30/2010
	6/30/2010	% Leased (2)	Expired	Renewals	(Sales)	9/30/2010	% Leased
Suburban Office	18,383	79.8%	(1,065)	1,027	(495)	17,850	80.5%
CBD Office	11,236	86.8%	(301)	333	(40)	11,228	87.5%
Industrial & Other	28,428	90.2%	(686)	660	—	28,402	90.1%
Total	58,047	86.0%	(2,052)	2,020	(535)	57,480	86.4%

Metro Philadelphia, PA	4,424	83.7%	(170)	239	—	4,493	84.9%
Oahu, HI	16,965	94.7%	(88)	207	—	17,084	95.4%
Metro Denver, CO	1,821	90.4%	(143)	161	—	1,839	91.3%
Metro Washington, DC	1,611	86.2%	(15)	29	(384)	1,241	83.0%
Metro Boston, MA	2,098	83.1%	—	9	(132)	1,975	82.5%
Other markets	31,128	82.2%	(1,636)	1,375	(19)	30,848	82.5%
Total	58,047	86.0%	(2,052)	2,020	(535)	57,480	86.4%

(1)     Excludes properties classified in discontinued operations.

(2)     Based on total sq. ft. as of June 30, 2010; excludes effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	Expedia, Inc.	349	0.6%	2.0%	2018
2	PNC Financial Services Group	613	1.1%	1.8%	2011 to 2021
3	John Wiley & Sons, Inc.	. 342	0.6%	1.8%	2017
4	GlaxoSmithKline plc	608	1.1%	1.7%	2013
5	U.S. Government (4)	470	0.8%	1.6%	2010 to 2021
6	Wells Fargo Bank	477	0.8%	1.4%	2010 to 2017
7	Jones Day (law firm)	407	0.7%	1.2%	2012, 2019
8	The Bank of New York Mellon Corp.	390	0.7%	1.1%	2011, 2012, 2015, 2020
9	Ballard Spahr Andrews & Ingersoll (law firm)	269	0.5%	1.1%	2011, 2012, 2015
10	Flextronics International Ltd.	894	1.6%	1.1%	2014
11	JDA Software Group, Inc.	283	0.5%	1.1%	2012
12	ING	410	0.7%	1.1%	2011, 2018
13	Towers Watson	334	0.6%	1.0%	2010 to 2020
	Total	5,846	10.3%	18.0%

(1)     Excludes properties classified in discontinued operations.

(2)     Sq. ft. is pursuant to signed leases as of  9/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)     Rental income is rents pursuant to signed leases as of  9/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(4)     Including CWH’s 24.6% pro rata ownership of GOV, the U.S. Government represents 1,723 sq. ft., or  2.9% of total sq. ft. and 4.7% of total rental income.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 9/30/2010	2010	2011	2012	2013 and Thereafter

Suburban Office:
Total sq. ft.	22,161
Leased sq. ft. (2)	17,850	1,022	2,829	2,817	11,182
Percent	100.0%	5.7%	15.8%	15.8%	62.7%
Annualized rental income (3)	$371,436	$21,966	$56,947	$59,824	$232,699
Percent	100.0%	5.9%	15.3%	16.1%	62.7%

CBD Office:
Total sq. ft.	12,837
Leased sq. ft. (2)	11,228	372	507	1,230	9,119
Percent	100.0%	3.3%	4.5%	11.0%	81.2%
Annualized rental income (3)	$336,171	$10,174	$17,283	$36,183	$272,531
Percent	100.0%	3.0%	5.1%	10.8%	81.1%

Industrial & Other:
Total sq. ft.	31,508
Leased sq. ft. (2)	28,402	2,229	1,923	1,417	22,833
Percent	100.0%	7.8%	6.8%	5.0%	80.4%
Annualized rental income (3)	$162,726	$14,932	$10,489	$7,288	$130,017
Percent	100.0%	9.2%	6.4%	4.5%	79.9%

Total:
Total sq. ft.	66,506
Leased sq. ft. (2)	57,480	3,623	5,259	5,464	43,134
Percent	100.0%	6.3%	9.1%	9.5%	75.1%
Annualized rental income (3)	$870,333	$47,072	$84,719	$103,295	$635,247
Percent	100.0%	5.4%	9.7%	11.9%	73.0%

(1)     Excludes properties classified in discontinued operations.

(2)     Sq. ft. is pursuant to signed leases as of 9/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)     Annualized rental income is rents pursuant to signed leases as of  9/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 9/30/2010	2010	2011	2012	2013 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,292
Leased sq. ft. (2)	4,493	199	181	405	3,708
Percent	100.0%	4.4%	4.0%	9.0%	82.6%
Annualized rental income (3)	$125,147	$3,142	$5,311	$11,074	$105,620
Percent	100.0%	2.5%	4.2%	8.8%	84.5%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,084	290	669	925	15,200
Percent	100.0%	1.7%	3.9%	5.4%	89.0%
Annualized rental income (3)	$75,491	$2,259	$2,939	$3,627	$66,666
Percent	100.0%	3.0%	3.9%	4.8%	88.3%
Metro Denver, CO:
Total sq. ft.	2,013
Leased sq. ft. (2)	1,839	80	131	346	1,282
Percent	100.0%	4.4%	7.1%	18.8%	69.7%
Annualized rental income (3)	$44,979	$2,902	$3,579	$6,537	$31,961
Percent	100.0%	6.5%	8.0%	14.5%	71.0%
Metro Washington, DC:
Total sq. ft.	1,495
Leased sq. ft. (2)	1,241	3	29	386	823
Percent	100.0%	0.2%	2.3%	31.1%	66.4%
Annualized rental income (3)	$38,572	$105	$890	$13,308	$24,269
Percent	100.0%	0.3%	2.3%	34.5%	62.9%
Metro Boston, MA:
Total sq. ft.	2,393
Leased sq. ft. (2)	1,975	53	399	63	1,460
Percent	100.0%	2.7%	20.2%	3.2%	73.9%
Annualized rental income (3)	$46,590	$1,709	$10,240	$2,586	$32,055
Percent	100.0%	3.7%	22.0%	5.6%	68.7%
Other markets:
Total sq. ft.	37,399
Leased sq. ft. (2)	30,848	2,998	3,850	3,339	20,661
Percent	100.0%	9.7%	12.5%	10.8%	67.0%
Annualized rental income (3)	$539,554	$36,955	$61,760	$66,163	$374,676
Percent	100.0%	6.8%	11.4%	12.3%	69.5%
Total:
Total sq. ft.	66,506
Leased sq. ft. (2)	57,480	3,623	5,259	5,464	43,134
Percent	100.0%	6.3%	9.1%	9.5%	75.1%
Annualized rental income (3)	$870,333	$47,072	$84,719	$103,295	$635,247
Percent	100.0%	5.4%	9.7%	11.9%	73.0%

(1)     Excludes properties classified in discontinued operations.

(2)     Sq. ft. is pursuant to signed leases as of 9/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)     Annualized rental income is rents pursuant to signed leases as of 9/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Oahu, HI includes all properties located on the island of Oahu.

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2010	3,623	6.3%	6.3%	$47,072	5.4%	5.4%
2011	5,259	9.1%	15.4%	84,719	9.7%	15.1%
2012	5,464	9.5%	24.9%	103,295	11.9%	27.0%
2013	5,696	9.9%	34.8%	100,713	11.5%	38.5%
2014	4,490	7.8%	42.6%	77,599	8.9%	47.4%
2015	3,657	6.4%	49.0%	77,927	9.0%	56.4%
2016	3,329	5.8%	54.8%	56,147	6.5%	62.9%
2017	2,923	5.1%	59.9%	77,712	8.9%	71.8%
2018	2,256	4.0%	63.9%	52,366	6.0%	77.8%
2019	3,467	6.0%	69.9%	42,571	4.9%	82.7%
Thereafter	17,316	30.1%	100.0%	150,212	17.3%	100.0%
Total	57,480	100.0%		$870,333	100.0%

Weighted average remaining lease term (in years)	7.8			5.8

(1)     Excludes properties classified in discontinued operations.

(2)     Sq. ft. is pursuant to signed leases as of  9/30/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)     Annualized rental income is rents pursuant to signed leases as of 9/30/2010, plus estimated expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

EXHIBITS

EXHIBIT A

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Calculation of NOI (1):
Rental income	$218,035	$206,032	$644,725	$634,577
Operating expenses	(93,722)	(87,881)	(271,664)	(265,486)
Property net operating income (NOI)	$124,313	$118,151	$373,061	$369,091

Reconciliation of NOI to Net Income:

Property net operating income	$124,313	$118,151	$373,061	$369,091
Depreciation and amortization	(48,520)	(48,042)	(147,869)	(145,787)
General and administrative	(10,658)	(9,607)	(30,888)	(28,844)
Acquisition related costs	(1,559)	(1,539)	(2,972)	(2,287)
Operating income	63,576	58,963	191,332	192,173

Interest and other income	572	331	2,137	839
Interest expense	(44,743)	(41,786)	(137,506)	(129,912)
Loss on asset impairment	—	—	(21,491)	—
(Loss) gain on early extinguishment of debt	(1,044)	—	(1,044)	20,686
Equity in earnings of equity investments	1,999	2,957	6,643	3,818
Gain on issuance of shares by equity investee	18,390	—	34,808	—
Gain on sale of properties	22,832	—	34,336	—
Income from continuing operations before income tax expense	61,582	20,465	109,215	87,604
Income tax benefit (expense)	34	(176)	(329)	(518)
Income from continuing operations	61,616	20,289	108,886	87,086

(Loss) income from discontinued operations	(374)	1,804	(349)	8,684
Gain on sale of properties from discontinued operations	4,568	50,106	4,568	79,157
Net income	$65,810	$72,199	$113,105	$174,927

(1) Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and among REITs.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.  Also, some REITs may calculate NOI differently than us.

EXHIBIT B

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF EBITDA

 (amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income	$65,810	$72,199	$113,105	$174,927
Plus: interest expense from continuing operations	44,743	41,786	137,506	129,912
Plus: interest expense from discontinued operations	—	—	—	—
Plus: income tax (benefit) expense	(34)	176	329	518
Plus: depreciation and amortization from continuing operations	48,520	48,042	147,869	145,787
Plus: depreciation and amortization from discontinued operations	42	123	131	372
Plus: EBITDA from equity investments	4,078	5,297	12,855	6,655
Plus: loss on asset impairment	—	—	21,491	—
Less: loss (gain) on early extinguishment of debt	1,044	—	1,044	(20,686)
Less: gain on sale of properties	(27,400)	(50,106)	(38,904)	(79,157)
Less: equity in earnings of equity investments	(1,999)	(2,957)	(6,643)	(3,818)
Less: gain on issuance of shares by equity investee	(18,390)	—	(34,808)	—
EBITDA	$116,414	$114,560	$353,975	$354,510

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties, gain on early extinguishment of debt and gain on issuance of shares by equity investees, plus interest expense, income tax expense, depreciation and amortization, loss on asset impairment and EBITDA from equity investments, less equity in earnings of equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs noted above, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

Exhibit C

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income	$65,810	$72,199	$113,105	$174,927
Plus: depreciation and amortization from continuing operations	48,520	48,042	147,869	145,787
Plus: depreciation and amortization from discontinued operations	42	123	131	372
Plus: acquisition related costs (1)	1,559	1,539	2,972	2,287
Plus: FFO from equity investments	4,223	4,615	12,647	5,785
Plus: loss on asset impairment	—	—	21,491	—
Less: loss (gain) on early extinguishment of debt	1,044	—	1,044	(20,686)
Less: gain on sale of properties	(27,400)	(50,106)	(38,904)	(79,157)
Less: equity in earnings of equity investments	(1,999)	(2,957)	(6,643)	(3,818)
Less: gain on issuance of shares by equity investee	(18,390)	—	(34,808)	—
FFO	73,409	73,455	218,904	225,497
Less: preferred distributions	(12,667)	(12,667)	(38,001)	(38,001)
FFO available for common shareholders	$60,742	$60,788	$180,903	$187,496

Weighted average common shares outstanding — basic	65,173	55,932	62,198	56,085

Weighted average common shares outstanding — diluted (2)	72,471	63,230	69,496	63,383

FFO available for common shareholders per share — basic	$0.93	$1.09	$2.91	$3.34

FFO available for common shareholders per share — diluted (2)	$0.92	$1.06	$2.87	$3.25

(1)          Represents costs associated with acquisitions, including costs that are expensed pursuant to the Business Combinations Topic of The FASB Accounting Standards CodificationTM.

(2)          At 9/30/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.  See Exhibit E for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition related costs as described in Note 1 above, gains from equity investments, gain on early extinguishment of debt, loss on early extinguishment of debt unless settled in cash, and loss on asset impairment.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because, by excluding the effects of certain historical amounts, such as depreciation expense and items referred to above, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is among the important factors considered by our Board of Trustees in determining the amount of distributions to shareholders.  Also, some REITs may calculate FFO differently than us.

Exhibit D

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION (CAD)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

FFO available for common shareholders	$60,742	$60,788	$180,903	$187,496
Plus: lease value amortization from continuing operations	1,923	3,317	5,211	8,078
Plus: lease value amortization from discontinued operations	—	—	—	—
Plus: amortization of prepaid interest and debt discounts from continuing operations	1,839	1,574	5,644	5,102
Plus: amortization of prepaid interest and debt discounts from discontinued operations	—	—	—	—
Plus: distributions from equity investments	4,079	—	12,039	—
Plus: non-cash general and administrative expenses paid in common shares (1)	303	485	778	898
Less: straight-line rent from continuing operations	(3,461)	(5,548)	(8,069)	(6,586)
Less: straight-line rent from discontinued operations	1	(40)	6	(338)
Less: building improvements	(2,918)	(1,563)	(4,621)	(8,931)
Less: total TI and LC	(10,383)	(14,611)	(33,818)	(28,555)
Less: FFO from equity investments	(4,223)	(4,615)	(12,647)	(5,785)
CAD	$47,902	$39,787	$145,426	$151,379

Weighted average common shares outstanding — basic	65,173	55,932	62,198	56,085

CAD per share	$0.73	$0.71	$2.34	$2.70

(1)          Represents the amortized value of shares issued during the year to trustees and officers of CWH, and RMR and its employees, under CWH’s equity compensation plan.

We compute CAD, or cash available for distribution, as FFO available for common shareholders, plus lease value amortization, amortization of prepaid interest and debt discounts, and general and administrative expenses paid in common shares, less straight-line rents and capex, plus distributions from equity investments, less FFO from equity investments.  We consider CAD to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe CAD provides useful information to investors because CAD can facilitate a comparison of cash based operating performance between periods and among REITs.  CAD does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate CAD differently than us.

Exhibit E

CommonWealth REIT

Supplemental Operating and Financial Data

September 30, 2010

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED

AVERAGE COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009

Net income available for common shareholders	$53,143	$59,532	$75,104	$136,926
Add — Series D convertible preferred distributions (1)	6,167	6,167	18,501	18,501
Net income available for common shareholders — diluted	$59,310	$65,699	$93,605	$155,427

FFO available for common shareholders (2)	$60,742	$60,788	$180,903	$187,496
Add — Series D convertible preferred distributions (1)	6,167	6,167	18,501	18,501
FFO available for common shareholders — diluted	$66,909	$66,955	$199,404	$205,997

Weighted average common shares outstanding — basic	65,173	55,932	62,198	56,085
Effect of dilutive Series D preferred shares (1)	7,298	7,298	7,298	7,298
Weighted average common shares outstanding — diluted	72,471	63,230	69,496	63,383

(1)   As of 9/30/2010, we had 15,180 series D preferred shares outstanding that were convertible into 7,298 common shares.

(2)   See Exhibit C for calculation of FFO available for common shareholders.